UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 22, 2005

Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-14510	42-1241468
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01.		Financial Statements, Pro Forma Financial Information and Exhibits For Certain Property Acquisitions:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Expenses of Certain Properties of WP Realty, Inc.:

For the year ended December 31, 2004

For the nine months ended September 30, 2005 (unaudited)

Notes to Combined Statements of Revenues and Certain Expenses

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)

Pro Forma Condensed Consolidated Statements of Income (unaudited):

For the year ended December 31, 2004

For the nine months ended September 30, 2005

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

Exhibits:

	23.1	Consent of Independent Registered Public Accounting Firm dated March 6, 2006

Signatures

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Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders

Cedar Shopping Centers, Inc.

We have audited the combined statement of revenues and certain expenses of those certain properties of WP Realty, Inc. (the “Properties”) for the year ended December 31, 2004. The combined financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Properties’ combined revenues and certain expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
March 6, 2006

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Certain Properties of WP Realty, Inc.
Combined Statements of Revenues and Certain Expenses

	Nine months ended September 30, 2005	Year ended December 31, 2004

	(Unaudited)

Revenues:
Base rents	$2,745,000	$3,486,000
Tenant reimbursements	913,000	1,144,000
Other income	13,000	4,000

Total revenues	3,671,000	4,634,000

Certain expenses:
Real estate taxes	555,000	779,000
Property operating expenses	744,000	664,000
Management fees – related party	186,000	241,000

Total certain expenses	1,485,000	1,684,000

Revenues in excess of certain expenses	$2,186,000	$2,950,000

See accompanying notes to combined statements of revenues and certain expenses.

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Certain Properties of WP Realty, Inc.
Notes to the Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)

1.     Basis of Presentation

          Presented herein are the combined statements of revenues and certain expenses related to the operations of two supermarket anchored shopping centers located in New Bedford, Massachusetts and Wethersfield, Connecticut, (the “Properties”). The Properties contain approximately 376,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. (the “Company”) acquired the Properties in November and December 2005, pursuant to the terms of Purchase and Sale Agreements. The two properties are under common ownership therefore the statements presented are combined.

         The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.     Use of Estimates

          The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

          The Properties are being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was approximately $189,000 and $146,000 for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited), respectively.

4.     Property Operating Expenses

          Property operating expenses for the year ended December 31, 2004 include approximately $91,000 for insurance, $97,000 for snow removal, $130,000 for utilities, $259,000 for repair and maintenance costs, $42,000 for professional fees and $45,000 for other costs.

          Property operating expenses for the nine months ended September 30, 2005 (unaudited) include approximately $66,000 for insurance, $231,000 for snow removal, $116,000 for utilities, $206,000 for repair and maintenance costs, $24,000 for professional fees and $101,000 for other costs.

5.     Management Fees — Related Party

          The Properties were managed by WP Realty, a related third party, pursuant to management agreements. Management fees of approximately $241,000 for the year ended December 31, 2004 and $186,000 for the nine months ended September 30, 2005 (unaudited) were incurred. The management agreements provided for a monthly management fee of 4% of cash receipts and an asset management fee of approximately $4,600 per month.

6.     Significant Tenants

          Significant tenants include Shaw’s Supermarket and Stop & Shop, which constituted approximately 23% and 28%, respectively, of base rents for the year ended December 31, 2004 and 24% and 24%, respectively, for the nine months ended September 30, 2005 (unaudited).

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Certain Properties of WP Realty, Inc.
Notes to the Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)
(Continued)

7.     Future Minimum Lease Payments

          Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2005	$3,358,000
2006	3,477,000
2007	3,398,000
2008	3,240,000
2009	3,028,000
Thereafter	21,925,000

Total	$38,426,000

          The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8. Interim Unaudited Financial Information

         The combined statement of revenues and certain expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

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Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2005
(Unaudited)

         The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired those certain properties of WP Realty, Inc. and acquired other properties it purchased subsequent to September 30, 2005 as if all of these transactions were completed as of September 30, 2005. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the nine months ended September 30, 2005. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired those certain properties of WP Realty, Inc. and acquired other properties it purchased subsequent to September 30, 2005 as of September 30, 2005, nor does it purport to represent the future financial position of the Company.

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b)(d)	Acquired Properties (c)(d)	Pro forma September 30, 2005

Assets
Real estate
Land	$146,248,000	$31,233,000	$9,460,000	$186,941,000
Buildings and improvements	657,544,000	124,935,000	37,840,000	820,319,000

	803,792,000	156,168,000	47,300,000	1,007,260,000
Less accumulated depreciation	(28,275,000)	—	—	(28,275,000)

Real estate, net	775,517,000	156,168,000	47,300,000	978,985,000

Cash and cash equivalents	10,690,000	—	—	10,690,000
Cash at joint ventures and restricted cash	6,364,000	—	—	6,364,000
Rents and other receivables, net	7,984,000	—	—	7,984,000
Other assets	6,988,000	(1,000,000)	—	5,988,000
Deferred charges, net	14,325,000	—	—	14,325,000

Total Assets	$821,868,000	$155,168,000	$47,300,000	$1,024,336,000

Liabilities and Shareholders' Equity
Mortgage loans payable	$309,997,000	$55,941,000	$32,845,000	$398,783,000
Secured revolving credit facility	60,400,000	99,227,000	14,455,000	174,082,000
Accounts payable, accrued expenses, and other	11,762,000	—	—	11,762,000
Deferred liabilities	25,576,000	—	—	25,576,000

Total Liabilities	407,735,000	155,168,000	47,300,000	610,203,000

Minority interests	12,403,000	—	—	12,403,000

Limited partners' interest in consolidated	20,488,000	—	—	20,488,000
Operating Partnership

Shareholders' Equity	381,242,000	—		381,242,000

Total Liabilities and Shareholders' Equity	$821,868,000	$155,168,000	$47,300,000	$1,024,336,000

See accompanying notes to pro forma condensed consolidated financial statements.

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Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the nine months ended September 30, 2005
(Unaudited)

         The following unaudited pro forma condensed consolidated statements of income are presented as if the Company had acquired those certain properties of WP Realty, Inc. and acquired the other properties it purchased throughout 2004 and through January 31, 2006, as if all these transactions were completed as of January 1, 2004. These financial statements should be read in conjunction with the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the nine months ended September 30, 2005. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired those certain properties of WP Realty, Inc. and acquired the other properties it purchased throughout 2004 and through January 31, 2006, all as of January 1, 2004, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2004

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b)(d)	Acquired Properties ( c )	Pro forma Adjustments (d)		Pro forma

Revenues	$51,078,000	$51,155,000	$4,634,000	$29,000	(e)	$106,896,000

Expenses:
Operating, maintenance and management	10,751,000	9,876,000	905,000	(55,000)	(e)	21,477,000
Real estate and other property-related taxes	4,872,000	4,837,000	779,000	—		10,488,000
General and administrative	3,575,000	—	—	—		3,575,000
Depreciation and amortization	11,376,000	10,176,000	—	946,000	(g)	22,498,000

Total expenses	30,574,000	24,889,000	1,684,000	891,000		58,038,000

Operating income (loss)	20,504,000	26,266,000	2,950,000	(862,000)		48,858,000

Non-operating income and expenses:
Interest expense	(10,239,000)	(21,696,000)	—	(2,431,000)	(f)	(34,366,000)
Amortization of deferred financing costs	(1,025,000)	—	—	—		(1,025,000)
Interest income	66,000	—	—	—		66,000

Total non-operating income and expenses	(11,198,000)	(21,696,000)	—	(2,431,000)		(35,325,000)

Income (loss) before the following	9,306,000	4,570,000	2,950,000	(3,293,000)		13,533,000
Minority interests	(1,229,000)	—	—	—		(1,229,000)
Limited partners' interest	(157,000)	(120,000)	—	8,000	(h)	(269,000)

Net income (loss)	7,920,000	4,450,000	2,950,000	(3,285,000)		12,035,000

Preferred distribution requirements	(2,218,000)	—	—	—		(2,218,000)

Net income (loss) applicable to common shareholders	$5,702,000	$4,450,000	$2,950,000	($3,285,000)		$9,817,000

Basic and fully diluted net income applicable to common shareholders per share	$0.34					$0.59

Weighted average number of common shares outstanding	16,681,000					16,681,000

See accompanying notes to pro forma condensed consolidated financial statements.

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Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the nine months ended September 30, 2005
(Unaudited)
(Continued)

	For the nine months ended September 30, 2005

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b)(d)	Acquired Properties ( c )	Pro forma Adjustments (d)		Pro forma

Revenues	$54,120,000	$26,162,000	$3,671,000	$12,000	(e)	$83,965,000

Expenses:
Operating, maintenance and management	10,233,000	5,572,000	930,000	(41,000)	(e)	16,694,000
Real estate and other property-related taxes	5,351,000	2,686,000	555,000	—		8,592,000
General and administrative	3,483,000	—	—	—		3,483,000
Depreciation and amortization	13,574,000	4,850,000	—	710,000	(g)	19,134,000

Total expenses	32,641,000	13,108,000	1,485,000	669,000		47,903,000

Operating income (loss)	21,479,000	13,054,000	2,186,000	(657,000)		36,062,000

Non-operating income and expenses:
Interest expense	(9,798,000)	(11,525,000)	—	(1,898,000)	(f)	(23,221,000)
Amortization of deferred mortgage costs	(771,000)	—	—	—		(771,000)
Interest income	51,000	—	—	—		51,000

Total non-operating income and expenses	(10,518,000)	(11,525,000)	—	(1,898,000)		(23,941,000)

Income (loss) before the following	10,961,000	1,529,000	2,186,000	(2,555,000)		12,121,000
Minority interests	(950,000)	—	—			(950,000)
Limited partners' interest	(338,000)	(40,000)	—	19,000	(h)	(359,000)

Net income (loss)	9,673,000	1,489,000	2,186,000	(2,536,000)		10,812,000

Preferred distribution requirements	(5,217,000)	—	—	—		(5,217,000)

Net income (loss) applicable to common shareholders	$4,456,000	$1,489,000	$2,186,000	($2,536,000)		$5,595,000

Basic and fully diluted net income applicable to common shareholders per share	$0.20					$0.25

Weighted average number of common shares
outstanding	22,305,000					22,305,000

See accompanying notes to pro forma condensed consolidated financial statements.

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Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005

(a)	Reflects the Company's historical balance sheet as of September 30, 2005 (unaudited), as previously filed.

(b)	Reflects the acquisitions of Columbia Mall (October 2005), Pennsboro Commons (October 2005), the Westlake Discount Drug Mart (November 2005), Silver Portfolio (November 2005), Trexler Mall (December 2005), Kent Plaza (December 2005), Palmyra Shopping Center (December 2005) and Shore Mall Associates, (January 2006).

(c)	Reflects the acquisition of Jordan Lane Shopping Center (November 2005) and the Fieldstone Marketplace (December 2005) (the “Properties”). The consideration was a purchase price of approximately $47.3 million, comprised of approximately $32.8 million of new and assumed mortgage loans payable and $14.5 million funded through borrowings under the Company’s secured revolving credit facility.

(d)	The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004

(a)	Reflects the Company's historical operations for the year ended December 31, 2004, as previously filed.

(b)	Reflects the acquisition of The Commons (March 2004), Carbondale (April 2004), Lake Raystown (June 2004), Huntingdon (June 2004), Hamburg (June 2004), Townfair (March 2004), Franklin (November 2004), Brickyard (December 2004), St. James (March 2005), Kenley (March 2005), Giltz Portfolio (April–June 2005), RVG Portfolio (July 2005), Oakland Mills (September 2005), Gould Portfolio (September 2005), The Point at Carlisle (September 2005), Columbia Mall (October 2005), Pennsboro Commons (October 2005), Silver Portfolio (November 2005), Westlake Discount Drug Mart (December 2005), Trexler Mall (December 2005), Kent Plaza (December 2005), Palmyra Shopping Center (December 2005) and Shore Mall Associates (January 2006) as previously filed, as if all of these transactions were completed as of January 1, 2004.

(c)	Reflects the operations of the acquisition of the Jordan Lane Shopping Center (November 2005) and Fieldstone Marketplace (December 2005) for the year ended December 31, 2004.

(d)	The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

(e)	Reflects increased straight-line rents due to lease start dates being on January 1, 2004 and an adjustment to remove the asset management fee.

(f)	Reflects interest expense on (1) $32.8 million of assumed and new mortgage loans payable and (2) $14.5 million of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 5.80% and 3.70%, respectively.

(g)	Reflects $946,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years.

(h)	Reflects a decrease in limited partners’ share of the Company’s net income as a result of the addition of the Properties and its related pro-forma adjustments.

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Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2005

(a)	Reflects the Company's historical operations for the nine months ended September 30, 2005 (unaudited), as previously filed.

(b)	Reflects the acquisition of Kenley (March 2005), St. James (March 2005), Giltz Portfolio (April-June 2005), RVG Portfolio (July 2005), Oakland Mills (September 2005), Gould Portfolio (September 2005), The Point at Carlisle (September 2005), Columbia Mall (October 2005), Pennsboro Commons (October 2005), Silver Portfolio (November 2005), Westlake Discount Drug Mart (December 2005), Trexler Mall (December 2005), Kent Plaza (December 2005), Palmyra Shopping Center (December 2005) and Shore Mall Associates (January 2006) as if all of the transactions were completed as of January 1, 2004.

(c)	Reflects the operations of the acquisition of the Jordan Lane Shopping Center (November 2005) and Fieldstone Market Place (December 2005) for the nine months ended September 30, 2005.

(d)	The Company intends to account for the acquisition in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

(e)	Reflects increased straight-line rents due to lease start dates being on January 1, 2004 and an adjustment to remove the asset management fee.

(f)	Reflects interest expense on (1) $32.8 million of new and assumed mortgage loans payable and (2) $14.5 million of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 5.80% and 4.50%, respectively.

(g)	Reflects $710,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years.

(h)	Reflects a decrease in limited partners’ share of the Company’s net income as a result of the addition of the Properties and its related pro-forma adjustments.

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.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer

Dated:      March 6, 2006